Webcast Presentation July 24, 2014 Q2 2014 Earnings

2 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of EECOL; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; exchange rate fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2013 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 • Sales of $2.01 billion, up 6% YOY − 6.0 points organic growth − (1.7) points negative impact from foreign exchange − 1.6 points from acquisitions − July MTD sales in line with Q2 • Gross margin 20.5%, down 20 bps YOY, driven by business mix • SG&A 13.9% of sales, down 10 bps YOY − Core SG&A down 20 bps YOY • Operating margin 5.8%, flat YOY • Net income of $68.9 million, up 6% YOY • EPS of $1.29, up 3% YOY • Free cash flow of ($3) million, driven by 8% sequential organic growth • Financial leverage at 3.4X after completion of Hi-Line acquisition in Q2, and LaPrairie and Hazmasters acquisitions in Q1 • Continued implementation of organization changes to accelerate One WESCO strategy Financial results throughout this presentation reference non-GAAP adjusted results. See Appendix for reconciliation. 2014 Q2 Highlights

4 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 (5.4%) (2.7%) 2.1% 5.0% Industrial End Market • Q2 2014 Sales − Up 5.0% versus prior year − Up 4.2% sequential • Global Accounts and Integrated Supply annualized sales run rate over $2.0 billion. • Channel inventory levels appear to be largely in balance with demand. • Bidding activity levels remain robust and industrial market leading indicators (PMI, IP, CU) are generally positive. • Customer trends include higher expectations for supply chain process improvements, cost savings, and supplier consolidation. Industrial Core Sales Growth versus Prior Year 43% Industrial • Global Accounts • Integrated Supply •OEM •General Industrial Note: Excludes acquisitions during the first year of ownership. (3.2%) Q2 2013 Q3 2013 Q2 2014 Q1 2014 Q4 2013 2013 (2.6%) Awarded a new multi-year electrical MRO contract with a global oil and gas company for their downstream operations (refining, chemical and pipeline). 2013 (2.6%) Q1 2013 0.2%

5 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 2.3% Construction •Non-Residential •Residential 31% Core Sales Growth versus Prior Year Construction End Market • Q2 2014 Sales − Up 2.3% versus prior year − Up 17.3% sequential • Backlog grew sequentially in the quarter and is up 2% versus prior year end and up 8% in U.S. • Non-residential construction market leading indicators (ABI, lending standards, residential construction recovery) are generally positive. • Non-residential construction market still well below its prior peak in 2008. • Energy and shale gas projects expected to be positive catalysts over mid to long term in North America. Construction Note: Excludes acquisitions during the first year of ownership. Q2 2013 Q3 2013 Q1 2013 Q1 2014 (6.6%) (5.8%) Q4 2013 1.1% (0.3%) Awarded the electrical distribution products contract for a large Canadian hospital project, with the opportunity to add other product categories. 2013 (2.5%) (5.9%) Q2 2014

6 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Utility End Market Core Sales Growth versus Prior Year 13% Utility • Investor Owned •Public Power •Utility Contractors • Q2 2014 Sales − Up 6.1% versus prior year − Up 9.4% sequential • Thirteenth consecutive quarter of year-over- year organic sales growth. • Scope expansion and value creation with IOU, public power and generation customers providing utility sales growth. • Continued interest for WESCO Integrated Supply solution offerings. • Housing market expected to be positive catalyst for future distribution grid spending. Utility Note: Excludes acquisitions during the first year of ownership. 17.5% 22.5% 11.1% 6.1% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Awarded a material management and delivery contract with a utility contractor for a large transmission line project. 11.1% 2013 13.4% 1.5%

7 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 (8.5%) (4.3%) 5.1% 4.9% 3.3% 5.2% CIG End Market • Q2 2014 Sales − Up 5.2% versus prior year − Up 10.8% sequential • Bidding levels remain active in commercial and institutional markets. • Federal government spending levels have stabilized; projects are advancing through the approval process. • Opportunities exist to support data center construction and retrofits and cloud technology projects. Government Core Sales Growth versus Prior Year CIG •Commercial • Institutional •Government 13% Note: Excludes acquisitions during the first year of ownership. Q2 2013 Q3 2013 Q1 2013 Q1 2014 Q4 2013 2013 (1.0%) Q2 2014 Awarded a contract for a secure wireless infrastructure data communications project for an international installation.

8 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Acquisition Year Estimated Annual Sales at Closing Estimated 1st Year Accretion at Closing Potelcom 2010 $25M TVC Communications 2010 $300M $0.30 RECO 2011 $25M Brews 2011 $50M $0.04 RS Electronics 2012 $60M $0.04 Trydor Industries 2012 $35M $0.05 Conney Safety 2012 $85M $0.10 EECOL 2012 $925M $1.00 LaPrairie 2014 $30M $0.03 Hazmasters 2014 $80M $0.05 Hi-Line 2014 $30M $0.03 Total $1.6B $1.64 Acquisitions 37% 28% 13% 22% Acquired Sales by End Market since 2010 CIG Industrial Utility Construction 2014 Acquisitions

9 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Q2 2014 Results Outlook Actual Sales 5% to 8% growth Growth of 5.9% 6.0% organic sales Gross Margin 20.6% to 20.8% 20.5% Operating Margin 5.7% to 6.1% 5.8% Effective Tax Rate ~ 28% 28.0%      0.2% Growth $2.01 B 6.0% Organic Growth 5.2% Growth 6.6% Growth 13.5% Growth 5.9% Growth Acquisitions Q2 2013 U.S. Canada Rest of World Foreign Exchange Q2 2014 $1.89B 370 bps 150 bps 80 bps 170 bps 160 bps $2.01B

10 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 EPS Walk Q2 2013 $1.25 Organic growth ~ 0.13 Acquisitions 0.01 Foreign Exchange Impact (0.04) Share count (0.02) Tax rate (0.04) Q2 2014 $1.29

11 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 108.0 39.0 YTD Q2 2013 YTD Q2 2014 Cash Generation Free Cash Flow (1) ($ Millions) (1) Reconciliation of these non-GAAP financial measures is included in the Appendix to this webcast presentation. 32% of net income 72% of net income ~ $1B of free cash flow over last 5 years 2012 2013 2014 Target Leverage 2.0x – 3.5x 3.4X Leverage (Total Par Debt to TTM EBITDA)

12 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Outlook Q3 FY Sales 5% to 7% growth 4% to 5% growth Gross Margin ~ 20.6% ~ 20.6% Operating Margin 6.3% to 6.5% ~ 6.0% Effective Tax Rate ~ 28% ~ 28% EPS $5.20 to $5.40 Free Cash Flow ~ 80% of net income Note: Excludes unannounced acquisitions.

13 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Appendix

14 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Adjusted Results YTD Q2 2013 Reported Results Non-recurring Favorable Item Adjusted Results Net Sales 3,702.0 - 3,702.0 Gross Profit 773.6 - 773.6 Gross margin 20.9% 20.9% SG&A 493.0 36.11 529.1 SG&A rate 13.3% 14.3% Operating profit 246.7 (36.1) 210.6 Operating margin 6.7% 5.7% Interest 43.7 - 43.7 Taxes 53.6 (10.6) 43.0 Effective tax rate 26.4% 25.8% Net income 149.4 (25.5) 123.9 Less: Net income attributable to non-controlling interest 0.1 - 0.1 Net income attributable to WESCO International, Inc. 149.3 (25.5) 123.8 Average Diluted Shares Outstanding 52.4 52.4 Fully diluted EPS 2.85 2.36 1ArcelorMittal insurance recovery.

15 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 WESCO Profile 2014 43% 31% 13% 13% 39% 14% 16% 12% 10% 9% Controls & Motors Lighting & Controls General Supplies Data & Broadband Communications Wire, Cable & Conduit Distribution Equipment Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. 70% 25% 5% Geography ROW Canada U.S. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Sales 1994 $1.5B at LBO 2003 $3.3B 2012 $6.6B …portfolio diversified and strengthened over last decade

16 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Sales Growth 2012 2013 2014 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 YTD Consolidated 12.2 9.7 4.8 3.5 7.4 12.6 13.2 16.6 14.3 14.2 0.2 5.9 3.1 Acquisition Impact 2.6 2.2 4.0 4.3 3.3 16.0 14.6 14.1 13.8 14.6 0.5 1.6 1.0 Core 9.6 7.5 0.8 (0.8) 4.1 (3.4) (1.4) 2.5 0.5 (0.4) (0.3) 4.3 2.1 FX Impact (0.2) (0.7) (0.6) 0.5 (0.3) 0.0 (0.2) (0.7) (1.0) (0.4) (1.9) (1.7) (1.8) Organic 9.8 8.2 1.4 (1.3) 4.4 (3.4) (1.2) 3.2 1.5 0.0 1.6 6.0 3.9 WD Impact 1.6 (1.6) (1.6) 1.6 Normalized Organic 8.2 8.2 3.0 (1.3) 4.4 (1.8) (1.2) 1.6 1.5 0.0 1.6 6.0 3.9 Estimated Price Impact 1.5 1.0 0.5 1.0 1.0 1.0 0.0 0.0 0.0 0.2 0.5 0.5 0.5

17 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Outstanding at December 31, 2013 Outstanding at June 30, 2014 Debt Maturity Schedule AR Revolver (V) 454 500 2016 Inventory Revolver (V) 23 57 2016 Senior Notes (F) 500 500 2021 2019 Term Loans (V) 300 289 2019 2029 Convertible Bonds (F) 345 345 2029 (No Put) Other (V) 40 50 N/A Total Par Debt 1,662 1,741 Capital Structure Key Financial Metrics YTD Q2 2013 YE 2013 YTD Q2 2014 Cash 105 124 102 Capital Expenditures 12 28 12 Free Cash Flow 108 308 39 Liquidity (1) 429 606 542 ($ Millions) V = Variable Rate Debt 1 = Asset-backed credit facilities total availability plus invested cash. F = Fixed Rate Debt

18 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. Reconciliation of Non-GAAP Financial Measures ($ Millions) Sales Q2 2014 vs. Q2 2013 Q2 2014 vs. Q1 2014 Q20 Q20 Q20 Q10 2014 2013%00 Growth 2014 2014%00 Growth Industrial Core 837 797 5.0% 837 803 4.2% Construction Core 615 602 2.3% 615 524 17.3% Utility Core 269 254 6.1% 269 246 9.4% CIG Core 261 248 5.2% 261 236 10.8% Total Core Gross Sales 1,982 1,901 4.3% 1,982 1,809 9.6% Total Gross Sales from Acquisitions 30 - -0 30 8 -00 Total Gross Sales 2,012 1,901 5.9% 2,012 1,817 10.7% Gross Sales Reductions/Discounts (7) (7) -0 (7) (6) -00 Total Net Sales 2,005 1,894 5.9% 2,005 1,811 10.7%

19 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 ($ Millions) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 344.9 (169.1) 175.8 Convertible Debt At June 30, 2014 Non-Cash Interest Expense ($ Millions) 2012 2013 YTD Q2 2014 Convertible Debt 2.3 4.3 2.0 Amortization of Deferred Financing Fees 2.6 4.9 2.2 FIN 48 (3.4) 1.0 0.5 Total 1.5 10.2 4.7 Convertible Debt and Non-Cash Interest

20 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from Equity Awards (in millions) Total Diluted Share Count (in millions)4 $60.00 6.20 0.66 51.31 $70.00 7.02 0.85 52.32 $80.00 7.64 0.96 53.05 Q2 2014 Average $87.26 8.00 1.03 53.48 $90.00 8.12 1.06 53.63 $100.00 8.50 1.15 54.10 $110.00 8.81 1.22 54.48 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,948,374 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basic Share Count of 44.45 million shares

21 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Work Days Q1 Q2 Q3 Q4 FY 2012 64 64 63 63 254 2013 63 64 64 63 254 2014 63 64 64 62 253

22 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2014 Earnings Webcast 7/24/2014 Free Cash Flow Reconciliation Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to provide a source of funds for any of the Company's financing needs. ($ Millions) Q2 2013 Q2 2014 Q2 YTD 2013 Q2 YTD 2014 Cash flow provided by operations 39.4 4.1 119.8 50.8 Less: Capital expenditures (5.8) (6.8) (11.8) (11.8) Free Cash Flow 33.6 (2.7) 108.0 39.0